Trade accounts and other accounts payable	12 Months Ended
Dec. 31, 2021
Trade accounts and other accounts payable
Trade accounts and other accounts payable

(19) Trade accounts and other accounts payable

	December 31,
	2021	2020	2019
Trade payables	$8,122,486	4,516,424	3,972,460
Sundry creditors and expenses payable	854,565	532,679	518,711
Provisions	74,146	24,099	64,154
Statutory employee profit sharing	291,744	62,075	86,710
Retained payroll taxes and other local taxes	359,379	375,086	275,214
Direct employee benefits	311,367	232,083	213,345
Interest payable	1,436	10,575	28,060
Others	133	116	173
	$10,015,256	5,753,137	5,158,827

Note 8 discloses the Company’s exposure to the exchange and liquidity risks related to trade accounts payable and other accounts payable.

In December 2009, the National Water Commission (CNA, for its Spanish acronym) imposed credits and fines to the Company for supposed infractions made by the Company in water administration for exploitation of livestock. The Company has recognized a provision for the amount that it expects to be probable to pay.

During 2021 the Company the Company recognized a provision for the amount that it considers likely to disburse due to ongoing litigation with a high probability of unfavorable resolution.

Bachoco USA, LLC. is involved in claims with the United States of America Department of Labor and the Unites State Immigration and Customs Enforcement, and various other matters related to its business, including workers’ payment claims and environmental issues. As of December 31, 2021, 2020 and 2019 the Company has not recorded any provision because the Administration considers that it is likely that there will be a favorable outcome of the litigation.